THE MANAGERS FUNDS

MANAGERS VALUE FUND

MANAGERS SMALL COMPANY FUND

Supplement dated September 12, 2008

to the Prospectus (as supplemented May 16, 2008) and

Statement of Additional Information, each dated April 1, 2008

The following information supplements and supersedes any information to the contrary relating to the Managers Value Fund and the Managers Small Company Fund (each a “Fund,” and collectively the “Funds”), each a series of The Managers Funds (the “Trust”), contained in the Funds’ Prospectus (as supplemented May 16, 2008) and Statement of Additional Information, each dated April 1, 2008.

At a meeting held on September 12, 2008, the Trust’s Board of Trustees approved a plan to liquidate and terminate each Fund on or about November 24, 2008 (the “Liquidation”). Effective on or about September 12, 2008, it is expected that each Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of each Fund promptly following the Liquidation in full redemption of each shareholder’s shares of a Fund.

In light of the upcoming Liquidation, effective immediately, the Funds will no longer accept new shareholder accounts, excluding accounts that invest in the Fund(s) as part of the ManagersChoice® Program. Existing shareholder accounts and shareholders investing in the Funds through the ManagersChoice® Program may continue to purchase shares of the Funds until the Liquidation, including purchases made pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestment of any dividends and distributions. It is expected that on or about September 30, 2008, a substantial percentage of the assets of each Fund will be withdrawn from each Fund pursuant to a discretionary rebalancing by the Funds’ investment manager of shareholder accounts invested in each Fund pursuant to the ManagersChoice® Program. Before the rebalancing, each Fund intends to make a taxable distribution of its accrued capital gains and income to all shareholders of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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